Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of December 31, 2025

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 27, 2026 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 10 commercial properties with a book value of approximately $72.0 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, MD, ND & TX
Employees	15

Portfolio Summary (Number / Square Footage)
Office	8 properties / 608,076 sqft.
Retail	1 properties / 10,500 sqft.
Industrial	1 property / 150,099 sqft.
Model Homes (1)	80 homes / 237,981 sqft

Portfolio Value & Debt
Book Value	$108.6 million (2)
Existing Secured Debt	$92.1 million

(1)	The Company holds partial ownership interests in several entities which own model home properties

(2)	Includes book value of model homes

COMMERCIAL PORTFOLIO

	Date		Real estate assets and lease intangibles, net
Property Name	Acquired	Location	December 31, 2025	December 31, 2024
Genesis Plaza (1)	August 2010	San Diego, CA	$7,274,600	$7,363,571
Dakota Center (2)	May 2011	Fargo, ND	4,861,267	8,154,951
Grand Pacific Center (3)	March 2014	Bismarck, ND	8,082,202	8,413,926
Arapahoe Center	December 2014	Centennial, CO	8,874,198	9,298,534
Union Town Center (3)	December 2014	Colorado Springs, CO	—	8,922,943
West Fargo Industrial	August 2015	Fargo, ND	6,404,774	6,599,953
300 N.P.	August 2015	Fargo, ND	1,949,040	1,963,000
Research Parkway (3)	August 2015	Colorado Springs, CO	—	2,220,284
One Park Center	August 2015	Westminster, CO	5,740,065	5,580,950
Shea Center II (4)	December 2015	Highlands Ranch, CO	16,249,498	18,820,370
Mandolin (5)	August 2021	Houston, TX	4,508,851	4,600,562
Baltimore	December 2021	Baltimore, MD	8,016,747	8,241,456
Commercial properties			71,961,242	90,180,500
Model Home properties (6)	2020 - 2025		36,688,462	37,416,000
Total real estate assets and lease intangibles, net			$108,649,704	$127,596,500

(1)

Genesis Plaza is owned by two tenants-in-common, NetREIT Genesis and NetREIT Genessis II, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 92.0%, based on our ownership of each entity. We have 100% ownership of NetREIT Genesis and 81.5% ownership of NetREIT Genesis II, and we have control of both entities. During July 2024, the Company completed a minority ownership conversion option as result of a death in a noncontrolling trust within NetREIT Genesis II. The Company issued the trust 86,232 shares of SQFT Series A Common Stock in exchange for their 36.4% ownership in NetREIT Genesis II, as per the original exchange agreement.

(2)

The non-recourse loan on the Dakota Center property matured on July 6, 2024. During December 2024, the lender agreed to the broker the Company would use to sell the property to settle the non-recourse debt. At December 31, 2025, the property was included in the real estate assets held for sale, net on the consolidated balance sheet. During July 2025, the lender approved a purchase offer from a third party for $5,125,000. In connection with the approved sale, we have impaired the property’s book value and recorded an impairment charge of approximately $3.5 million for the year ended December 31, 2025. The sale was completed on January 14, 2026.

(3)

During February 2025, Union Town Center and Research Parkway were sold to a single buyer for a combined total of approximately $15.9 million, net of selling costs, and recognized a net gain of approximately $4.5 million, net of closing costs.

(4)

During the year ended December 31, 2025, the Company impaired Shea Center II for a total of approximately $2.5 million after low property occupancy triggered a cash management event under the terms of the loan agreement. Subsequent to the year ended December 31, 2025, the Company received notice that the Company’s failure to repay in full by January 5, 2026 the indebtedness related to the loan agreement governing Shea Center II had triggered a default event. The Company has received notification that the Shea Center II property governed by this agreement will be moved into receivership, which will fulfill its obligation for this non-recourse loan.

(5)

A portion of the proceeds from the sale of Highland Court were used in like-kind exchange transactions pursued under Section 1031 of the Code for the acquisition of our Mandolin property. Mandolin is owned by NetREIT Palm Self-Storage LP, through its wholly owned subsidiary, NetREIT Highland LLC, and the Company is the sole general partner and owns 61.3% of NetREIT Palm Self-Storage LP.

(6)	Includes Model Homes listed as held for sale as of December 31, 2025 and December 31, 2024. During the year ended December 31, 2025, we recorded impairment charges for model homes of approximately $0.3 million, which reflects the estimated sales prices for these specific model homes; for the same period in 2024, we recorded $0.4 million in impairment. The short hold period, less than two years, and the builder changing their model style after we purchased the homes, contributed to the lower-than-expected sales price. As of December 31, 2025, we had model home properties held for sale in Alabama, Arizona, Tennessee, and Texas. As of December 31, 2024, we had model home properties held for sale in Arizona, Florida, and Texas.

MODEL HOMES PORTFOLIO

State	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate % of Aggregate Annual Rent
Alabama	10	23,835	10.0%	$347,064	10.0%
Arizona	1	3,474	1.5%	74,280	2.1%
Tennessee	2	5,534	2.3%	89,304	2.6%
Texas	67	205,138	86.2%	2,955,864	85.3%
Total	80	237,981	100.0%	$3,466,512	100.0%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31,	December 31,
	2025	2024

ASSETS
Real estate assets and lease intangibles:
Land	$16,390,250	$15,983,323
Buildings and improvements	101,878,107	102,862,977
Tenant improvements	17,645,103	16,488,066
Lease intangibles	3,467,798	3,776,654
Real estate assets and lease intangibles held for investment, cost	139,381,258	139,111,020
Accumulated depreciation and amortization	(37,536,809)	(33,700,262)
Real estate assets and lease intangibles held for investment, net	101,844,449	105,410,758
Real estate assets held for sale, net	6,805,255	22,185,742
Real estate assets, net	108,649,704	127,596,500
Other assets:
Cash, cash equivalents and restricted cash	7,422,359	8,036,496
Deferred leasing costs, net	1,340,853	1,666,135
Goodwill	1,317,000	1,389,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	3,900	206,177
Deferred tax asset	223,388	298,645
Other assets, net (see Note 6)	3,095,670	3,376,697
Total other assets	13,403,170	14,973,150
TOTAL ASSETS (1)	$122,052,874	$142,569,650
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$81,936,586	$80,977,448
Mortgage notes payable related to properties held for sale, net	10,137,781	21,116,646
Mortgage notes payable, total net	92,074,367	102,094,094
Accounts payable and accrued liabilities	3,302,187	3,290,170
Accrued real estate taxes	1,785,029	1,972,477
Dividends payable	190,220	194,784
Lease liability, net	40,108	64,345
Below-market leases, net	3,316	8,625
Total liabilities	97,395,227	107,624,495

Commitments and contingencies (see Note 10)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 973,736 shares issued and outstanding (liquidation preference $25.00 per share) as of December 31, 2025 and 997,082 shares issued and outstanding as of December 31, 2024	9,737	9,971
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 1,313,832 shares and 1,283,432 shares were issued and outstanding at December 31, 2025 and December 31, 2024, respectively	13,142	128,343
Additional paid-in capital	186,762,388	185,770,842
Dividends and accumulated losses	(169,945,302)	(159,374,010)
Total stockholders’ equity before noncontrolling interest	16,839,965	26,535,146
Noncontrolling interest	7,817,682	8,410,009
Total equity	24,657,647	34,945,155
TOTAL LIABILITIES AND EQUITY	$122,052,874	$142,569,650

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Year Ended December 31,
	2025	2024
Revenues:
Rental income	$16,470,918	$18,523,813
Fees and other income	343,790	401,462
Total revenue	16,814,708	18,925,275
Costs and expenses:
Rental operating costs	6,158,052	6,256,077
General and administrative	5,704,830	7,526,675
Depreciation and amortization	4,862,267	5,515,518
Impairment of goodwill and real estate assets	6,443,437	1,969,311
Total costs and expenses	23,168,586	21,267,581
Other income (expense):
Interest expense - mortgage notes	(6,050,437)	(6,050,196)
Interest and other income, net	20,881	(151,356)
Gain on sales of real estate, net	5,444,792	3,426,572
Net loss in Conduit Pharmaceuticals marketable securities (see footnote 9)	(188,287)	(17,925,723)
Income tax (expense) benefit	(463,170)	(60,855)
Total loss, net	(1,236,221)	(20,761,558)
Net loss:	(7,590,099)	(23,103,864)
Less: Income attributable to noncontrolling interests	(685,586)	(2,524,665)
Net loss attributable to Presidio Property Trust, Inc. stockholders	$(8,275,685)	$(25,628,529)
Less: Preferred Stock Series D dividends	(2,295,607)	(2,236,696)
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(10,571,292)	$(27,865,225)

Net loss per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(8.65)	$(22.50)

Weighted average number of common shares outstanding - basic & dilutive	1,221,413	1,238,659

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Year Ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(7,590,099)	(23,103,864)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,862,267	5,515,518
Stock compensation	1,138,585	1,379,080
Gain on sale of real estate assets, net	(5,444,792)	(3,426,572)
Employee Bonuses paid with CDT stock	—	172,421
Net loss in Conduit Pharmaceuticals fair value marketable securities	188,287	17,925,723
Net loss (gain) in fair value marketable securities	—	560
Impairment of goodwill and real estate assets	6,443,437	1,969,311
Amortization of financing costs	281,245	351,291
Amortization of below-market leases	(4,753)	(4,641)
Straight-line rent adjustment	261,483	(152,722)
Changes in operating assets and liabilities:
Other assets	355,913	82,575
Deferred tax asset	75,257	48,117
Accounts payable and accrued liabilities	186,636	(1,001,301)
Deferred leasing costs	(148,148)	(502,946)
Accrued real estate taxes	(187,448)	19,390
Net cash provided by (used in) operating activities	417,870	(728,060)
Cash flows from investing activities:
Real estate acquisitions	(9,444,465)	(9,729,351)
Additions to buildings and tenant improvements	(2,703,012)	(2,273,726)
Investment in marketable securities	—	(2,362)
Proceeds from sale of marketable securities	13,990	105,206
Proceeds from sales of real estate, net	25,625,377	24,767,052
Net cash provided by investing activities	13,491,890	12,866,819
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	18,942,396	22,272,291
Payment of debt issuance costs	(424,002)	(335,724)
Repayment of mortgage notes payable	(28,862,783)	(27,897,127)
Payment of deferred offering costs	(343,514)	—
Distributions to noncontrolling interests	(1,277,913)	(3,629,964)
Contributions from noncontrolling interests	—	200,000
Issuance of Series A Common Stock, net of offering costs	1,667,120	—
Issuance of Series D Preferred Stock, net of offering costs	—	1,195,855
Repurchase of Series A Common Stock, at cost	(1,585,091)	(140,416)
Repurchase of Series D Preferred Stock, at cost	(344,503)	(40,910)
Dividends paid to Series D Preferred Stockholders	(2,295,607)	(2,236,696)
Net cash used in financing activities	(14,523,897)	(10,612,691)
Net (decrease) increase in cash equivalents and restricted cash	(614,137)	1,526,068
Cash, cash equivalents and restricted cash - beginning of period	8,036,496	6,510,428
	$7,422,359	$8,036,496
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$5,906,234	$5,371,017
Income taxes paid	$78,848	$46,511
Non-cash investing activities:
Paid building and tenant improvements from prior year	$(207,847)	$(295,567)
Private warrants from Conduit Pharmaceuticals	$—	$642,600
Non-cash financing activities:
Unpaid deferred offering costs	$6,589	$—
Payment of accrued bonus to ex-CFO with CDT stock	$—	$124,357
Distribution of CDT stock to employees	$—	$172,421
Unpaid building and tenant improvements	$361,261	$207,847
Dividends payable - Preferred Stock Series D	$190,220	$194,784

EBITDAre RECONCILIATION

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(4,544,421)	$(3,064,694)	$(10,571,292)	$(27,865,225)
Adjustments
Interest Expense	1,563,022	1,535,617	6,050,437	6,050,196
Depreciation and Amortization	1,169,588	1,356,338	4,857,515	5,510,877
Asset Impairment	2,016,192	1,075,372	6,443,437	1,969,311
Net gain on sale of real estate	(366,490)	(235,423)	(5,444,792)	(3,426,572)
Net change in marketable securities	3,615	104,287	188,287	17,926,283
Income Taxes	449,541	(106,642)	463,170	60,855

EBITDAre	$291,047	$664,855	$1,986,762	$225,725

FFO AND CORE FFO RECONCILIATION

	For the three months Ended December 31,		For the Year Ended December 31,
	2025	2024	2025	2024
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(4,544,421)	$(3,064,694)	$(10,571,292)	$(27,865,225)
Adjustments:
Income attributable to noncontrolling interests	339,483	196,279	685,586	2,524,665
Depreciation and amortization	1,170,832	1,357,248	4,862,267	5,515,518
Amortization of above and below market leases, net	(1,244)	(910)	(4,752)	(4,641)
Impairment of real estate assets	2,016,192	1,075,372	6,443,437	1,969,311
Net change in marketable securities	3,615	104,287	188,287	17,926,283
Gain on sale of real estate assets, net	(366,490)	(235,423)	(5,444,792)	(3,426,572)
FFO	$(1,382,033)	$(567,841)	$(3,841,259)	$(3,360,661)
Restricted stock compensation	306,762	147,031	1,138,585	1,379,080
Cost associated with Zuma Capital Management	—	—	—	565,534
Core FFO	$(1,075,271)	$(420,810)	$(2,702,674)	$(1,416,047)

Weighted average number of common shares outstanding - basic and diluted	1,234,884	1,234,727	1,221,413	1,238,659

Core FFO / Wgt Avg Share	$(0.87)	$(0.34)	$(2.21)	$(1.14)

Quarterly Dividends / Share	$—	$—	$—	$—

SEGMENT DATA

The following tables compare the Company’s segment activity and NOI and adjusted NOI for Model Home income to its results of operations and financial position and the Company’s segment activity and to its results of GAAP operations and financial position for the year ended December 31, 2025. The information for Corporate and Other are presented to reconcile back to the consolidated statement of operations, but is not considered a reportable segment.

	For the Year Ended December 31, 2025
	Retail	Office/Industrial	Model Homes	Corporate and Other	Total

Rental revenue	$487,161	$9,585,303	$3,952,162	$—	$14,024,626
Recovery revenue	56,439	2,389,853	—	—	2,446,292
Other operating revenue	400	257,414	5,776	80,200	343,790
Total revenues	544,000	12,232,570	3,957,938	80,200	16,814,708

Rental operating costs	115,047	6,423,862	212,817	(593,674)	6,158,052
Net Operating Income (NOI)	428,953	5,808,708	3,745,121	673,874	10,656,656

Gain on Sale - Model Homes	—	—	950,434	—	950,434
Impairment of Model Homes	—	—	(339,609)	—	(339,609)

Adjusted NOI	$428,953	$5,808,708	$4,355,946	$673,874	$11,267,481

	For the Year Ended December 31, 2025
	Retail	Office/Industrial	Model Homes	Corporate and Other	Total
Revenues:
Rental income	$543,600	$11,975,156	$3,952,162	$—	$16,470,918
Fees and other income	400	257,414	5,776	80,200	343,790
Total revenue	544,000	12,232,570	3,957,938	80,200	16,814,708
Costs and expenses:
Rental operating costs	115,047	6,423,862	212,817	(593,674)	6,158,052
General and administrative	—	19,195	813,705	4,871,930	5,704,830
Depreciation and amortization	100,472	3,910,547	846,818	4,430	4,862,267
Impairment of goodwill and real estate assets	—	6,031,828	339,609	72,000	6,443,437
Total costs and expenses	215,519	16,385,432	2,212,949	4,354,686	23,168,586
Other income (expense):
Interest expense - mortgage notes	(276,961)	(3,757,328)	(2,010,791)	(5,357)	(6,050,437)
Interest and other income, net	—	—	(13,735)	34,616	20,881
Net loss in Conduit Pharmaceuticals marketable securities (see footnote 9)	—	—	—	(188,287)	(188,287)
Gain on sales of real estate, net	4,494,358	—	950,434	—	5,444,792
Income tax (expense) benefit	—	(9,600)	(60,875)	(392,695)	(463,170)
Total other income, net	4,217,397	(3,766,928)	(1,134,967)	(551,723)	(1,236,221)
Net income (loss)	4,545,878	(7,919,790)	610,022	(4,826,209)	(7,590,099)
Less: Income attributable to noncontrolling interests	—	(47,710)	(637,876)	—	(685,586)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$4,545,878	$(7,967,500)	$(27,854)	$(4,826,209)	$(8,275,685)

SEGMENT DATA (continued)

	December 31,	December 31,
Assets by Reportable Segment:	2025	2024
Office/Industrial Properties:
Land, buildings and improvements, net (1)	$67,445,290	$74,425,180
Total assets (2)	$68,980,087	$76,292,662
Model Home Properties:
Land, buildings and improvements, net (1)	$36,688,462	$37,416,000
Total assets (2)	$37,301,777	$38,166,964
Retail Properties:
Land, buildings and improvements, net (1)	$4,508,851	$15,743,789
Total assets (2)	$4,669,852	$16,673,605
Reconciliation to Total Assets:
Total assets for reportable segments	$110,951,716	$131,133,231
Corporate and other assets:
Cash, cash equivalents and restricted cash	$173,621	564,922
Other assets, net	$10,927,537	10,871,497
Total Assets	$122,052,874	$142,569,650

(1)	Includes lease intangibles.

(2)	Includes land, buildings and improvements, cash, cash equivalents, and restricted cash, current receivables, deferred rent receivables and deferred leasing costs and other related intangible assets, all shown on a net basis.

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO by using FFO as defined by NAREIT and adjusting for certain other non-core items. We exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends, other non-recuring expenses, and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.